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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 23, 1999


                                  CD RADIO INC.
               (Exact Name of Registrant as Specified in Charter)



            DELAWARE                             0-24710                         52-1700207
  (State or other Jurisdiction           (Commission File Number)            (I.R.S. Employer
        of Incorporation)                                                   Identification No.)

1221 AVENUE OF THE AMERICAS, 36TH FL., NEW YORK, NY                                10020
     (Address of Principal Executive Offices)                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 584-5100



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ITEM 5.  OTHER EVENTS.

         In accordance with Section 305(b) of the Trust Indenture Act of 1939 and the rules under this act, the Registrant is filing herewith the Statement of Eligibility and Qualification on Form T-1 of the U.S. Trust Company of
Texas, N.A. to act as trustee under the Indenture, dated as of September 29, 1999, between the U.S. Trust Company of Texas, N.A. and the Registrant, which is expected to be supplemented by the First Supplemental Indenture, dated as of September 29, 1999 (as supplemented, the 'Indenture'). The Indenture relates to the Registrant's 8 3/4% Convertible Subordinated Notes due 2009, which have been registered under the Securities Act of 1933 on the Registrant's Shelf Registration Statement on Form S-3 (Registration No. 333-86003).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CD RADIO INC.

                                   By: /s/ Patrick L. Donnelly
                                      -----------------------------------------
                                       Patrick L. Donnelly
                                       Senior Vice President, General Counsel
                                            and Secretary

Dated: September 24, 1999


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                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K

               Exhibit No.                                      Description of Exhibit
               -----------                                      ----------------------
                  25.01                    Form T-1 Statement of Eligibility of Trustee, relating
                                           to Registration Statement No. 333-86003 as
                                           supplemented for the Registrant's offering of its 8 3/4%
                                           Convertible Subordinated Notes due 2009 (filed
                                           herewith)


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                       STATEMENT OF DIFFERENCES

The section symbol shall be expressed as...................................'SS'